UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report July 27, 1999


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


           Missouri                   333-60749-02            43-1681393
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri 64105
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

Exhibit 1.1 Underwriting Agreement dated as of July 15, 1999 by and among Commercial Mortgage Acceptance Corp, Midland Loan Services, Inc., Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., CIBC World Markets Corp., PNC Capital Markets, Inc., and Residential Funding Securities Corporation.

Exhibit 4.1 Pooling and Servicing Agreement dated as of July 1, 1999 by and between Commercial Mortgage Acceptance Corp, Midland Loan Services, Inc., ORIX Real Estate Capital Markets, LLC, LaSalle Bank National Association, and ABN AMRO Bank, N.V.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                              By:    /s/ Leon E. Bergman
                                     -------------------------------------
                              Name:  Leon E. Bergman
                                     -------------------------------------
                              Title: Executive Vice President
                                     -------------------------------------
Date:   August 9, 1999